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                                   EXHIBIT 1-B

                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock of Gaylord Entertainment Company, and further agree that this Joint Filing Agreement be included as an exhibit to such Statement.

        In evidence thereof, the undersigned, being duly authorized, hereby executes this Agreement this 19th day of October, 2000.

                                               THE OKLAHOMA PUBLISHING COMPANY
                                                VOTING TRUST
                                                   Edward L. Gaylord,
                                                     Voting Trustee
                                               EDWARD L. GAYLORD
                                               EDITH GAYLORD HARPER

                                               By:  /s/ Frederic T.  Spindel
                                                    --------------------------
                                                    Frederic T. Spindel,
                                                    Authorized Representative
                                                    of The Oklahoma Publishing
                                                    Company Voting Trust,
                                                    Edward L. Gaylord, and
                                                    Edith Gaylord Harper


                                               EDWARD K. GAYLORD II

                                               By:  /s/ Edward K. Gaylord II
                                                    --------------------------
                                                    Edward K. Gaylord II

                                               THE OKLAHOMA PUBLISHING COMPANY

                                               By:  /s/ Edward K. Gaylord II
                                                    --------------------------
                                                    Edward K. Gaylord II
                                                    President

                                               GFI COMPANY

                                               By:  /s/ Edward K. Gaylord II
                                                    --------------------------
                                                    Edward K. Gaylord II
                                                    President


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